UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 9, 2014, Analog Devices, Inc. (the “Company”) made available the investor presentation filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Important Additional Information Will Be Filed with the Securities and Exchange Commission

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Hittite Microwave Corporation (“Hittite”). At the time the Company commences its offer to purchase shares of Hittite common stock (the “Offer”), the Company will file with the Securities and Exchange Commission (“SEC”) and mail to Hittite stockholders a Tender Offer Statement and Hittite will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement in connection with the Offer. These documents will contain important information about the Company, Hittite, the Offer and related matters. Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by the Company and Hittite through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by contacting the Company’s Director of Investor Relations at Analog Devices, Inc., One Technology Way, Norwood, Massachusetts 02062; telephone: 781-461-3282 or by contacting Hittite’s Chief Financial Officer at Hittite Microwave Corporation, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824; telephone: 978-250-3343.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for the closing of the transaction between the Company and Hittite, the expected benefits and synergies of the transaction, including the effect of the transaction on the Company’s non-GAAP earnings, the Company’s expected product development and technical advances resulting from the transaction, the availability of debt financing for the transaction and the Company’s guidance for the remainder of fiscal year 2014. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. Such statements are based on the Company’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the closing of the transaction is subject to the tender of shares by Hittite stockholders representing at least a majority of the outstanding shares (assuming that shares issuable in respect of vested Hittite restricted stock units and options are outstanding); the receipt of regulatory approvals, and other closing conditions, the non-satisfaction of which may delay or prevent the closing of the transaction; the transaction may involve unexpected costs; the expected benefits of the transaction may not be achieved in a timely manner, or at all; Hittite’s business may not be successfully integrated with the Company’s following the closing; and disruption from the transaction may adversely affect Hittite’s relationships with its customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both the Company’s and Hittite’s filings with the SEC, including the risk factors contained in each of the Company’s and Hittite’s most recent Quarterly Reports on Form 10-Q. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, the Company does not undertake any obligation to update forward-looking statements made by it.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.

Date: June 9, 2014	By:	/s/ David A. Zinsner
David A. Zinsner
Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation made available by the Company on June 9, 2014

5